UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2021

WB Burgers Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to WB Burgers Asia, Inc.

8.01 Other Events

On August 30, 2021, our largest controlling shareholder, White Knight Co., Ltd., a Japanese Company, owned and controlled by our sole officer and Director, Koichi Ishizuka, sold a total of 353,181,818 shares of restricted common stock of the Company to the following parties in the respective quantities:

Name of Purchaser	Common Shares Purchased	Price Paid Per Share	Total Amount Paid ($)
Koichi Ishizuka	101,363,636	$0.0001	10,136.00
Rei Ishizuka [1]	50,000,000	$0.0001	5,000.00
Kiyoshi Noda	100,909,091	$0.0001	10,091.00
Yuma Muranushi	100,909,091	$0.0001	10,091.00

1 Rei Ishizuka is the wife of our sole officer and Director, Mr. Koichi Ishizuka.

In regards to all of the above transactions White Knight Co., Ltd. claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Following the above transactions, White Knight Co., Ltd. now owns 52,335,050 shares of our common stock. White Knight Co., Ltd. also remains the owner of 1,000,000 shares of our Preferred Series A Stock. Every share of our Series A Preferred Stock has super voting rights that allows for 1,000 votes for every vote of Common Stock. White Knight Co., Ltd. remains our majority controlling shareholder.

The above transactions did not result in a change to our balance of issued and outstanding shares of either Common or Preferred stock as the shares were sold from the account of White Knight Co., Ltd. As of today’s date we have 510,454,545 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding.

An unsigned, blank, copy of the specimen subscription used for the aforementioned sale(s) of common shares is attached herein as exhibit 10.1. This Form 8-K does not purport to include full details and or terms of the sale of shares to Koichi Ishizuka, Rei Ishizuka, Kiyoshi Noda, or Yuma Muranushi.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Specimen Subscription Agreement - Unsigned, Blank Copy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WB Burgers Asia, Inc.

Dated: September 2, 2021	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer